                                                              Exhibit 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in this registration statement File No. 333-36549 on Form S-1 filed by Philip Services Corp.





/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP




Houston, Texas
November 6, 1997